UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 7, 2013

FREEPORT-McMoRan COPPER & GOLD INC.
(Exact name of registrant as specified in its charter)

Delaware	001-11307-01	74-2480931
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

333 North Central Avenue
Phoenix, AZ	85004-2189
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (602) 366-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On March 7, 2013 (the “Closing Date”), Freeport-McMoRan Copper & Gold Inc. (“FCX”) announced that it had completed its previously announced private offering of its 2.375% Senior Notes due 2018 (the “2018 Notes”), its 3.100% Senior Notes due 2020 (the “2020 Notes”), its 3.875% Senior Notes due 2023 (the “2023 Notes”) and its 5.450% Senior Notes due 2043 (the “2043 Notes,” and together with the 2018 Notes, the 2020 Notes and the 2023 Notes, the “Notes”). In connection with the issuance of the Notes, FCX entered into an Indenture, dated as of March 7, 2013 (the “Indenture”), between FCX and U.S. Bank National Association, as trustee (the “Trustee”), and Registration Rights Agreements, dated as of March 7, 2013, with respect to each series of the Notes (each, a “Registration Rights Agreement” and collectively, the “Registration Rights Agreements”), among FCX and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the initial purchasers listed in Schedule 1 to the purchase agreement entered into on February 28, 2013 with respect to the Notes (the “Initial Purchasers”).

The Notes were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction. The Notes were offered only to (1) “qualified institutional buyers” as defined in Rule 144A under the Securities Act and (2) outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act.

A copy of the press release announcing the completion of the offering of the Notes is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Indenture and 2.375% Senior Notes due 2018, 3.100% Senior Notes due 2020, 3.875% Senior Notes due 2023 and 5.450% Senior Notes due 2043

Pursuant to the Indenture, FCX issued $1,500,000,000 aggregate principal amount of its 2018 Notes, $1,000,000,000 aggregate principal amount of its 2020 Notes, $2,000,000,000 aggregate principal amount of its 2023 Notes and $2,000,000,000 aggregate principal amount of its 2043 Notes. The 2018 Notes will mature on March 15, 2018, the 2020 Notes will mature on March 15, 2020, the 2023 Notes will mature on March 15, 2023 and the 2043 Notes will mature on March 15, 2043. Interest will accrue on the 2018 Notes at a rate of 2.375% per annum, on the 2020 Notes at a rate of 3.100% per annum, on the 2023 Notes at a rate of 3.875% per annum and on the 2043 Notes at a rate of 5.450% per annum, in each case from March 7, 2013, or from the most recent date on which interest has been paid or provided for, and is payable semiannually on March 15 and September 15 of each year, commencing on September 15, 2013, to the persons in whose names such Notes are registered in the security register at the close of business on the March 1 or September 1 preceding the relevant interest payment date, except that interest payable at maturity shall be paid to the same persons to whom principal of such Notes is payable. Interest will be computed on the Notes on the basis of a 360-day year of twelve 30-day months.

Prior to the consummation of the previously announced merger with Plains Exploration & Production Company (“PXP”) providing for the merger of PXP with and into a wholly owned subsidiary of FCX (the “PXP Merger”), the Notes will not be guaranteed by any of FCX’s subsidiaries. On the date that the PXP Merger is consummated, FCX will cause PXP to enter into a supplemental indenture, pursuant to which PXP will agree to fully and unconditionally guarantee FCX’s obligations under the Notes and the Indenture. Accordingly, following the PXP Merger and the execution and delivery of the supplemental indenture by PXP, the Notes will be fully and unconditionally guaranteed by PXP (such guarantee of the Notes herein referred to as the “guarantee requirement”). PXP’s guarantee of the Notes (i) will be a general unsecured obligation of PXP, (ii) will be pari passu in right of payment with all existing and future senior indebtedness of PXP, but will be effectively subordinated to all of PXP’s future secured indebtedness to the extent of the value of the collateral that secures such indebtedness, and (iii) will be senior in right of payment to all existing and future subordinated indebtedness of PXP. Immediately following the consummation of the PXP Merger, PXP will be FCX’s only subsidiary that will guarantee the Notes.

The Notes will be FCX’s senior unsecured obligations and will rank equally in right of payment with all of FCX’s existing and future unsecured and unsubordinated indebtedness. The Notes will be effectively subordinated to any future secured indebtedness that FCX and, following the consummation of the PXP Merger, PXP may have or incur in the future to the extent of the value of the assets securing such indebtedness and will be structurally subordinated to the indebtedness and other liabilities (including trade accounts payable) of FCX’s subsidiaries that do not guarantee the Notes.

Special Mandatory Redemption.  In the event that (1) FCX does not consummate the PXP Merger on or prior to the special mandatory redemption triggering date of June 5, 2013, provided, however, that such date may be extended by FCX on one or more occasions to a date no later than September 5, 2013 (the “special mandatory redemption triggering date”), (2) the PXP Merger Agreement is terminated at any time prior to the special mandatory redemption triggering date or (3) FCX fails to satisfy the guarantee requirement on the date that the PXP Merger is consummated, FCX will be required to redeem all of the outstanding 2020 Notes, all of the outstanding 2023 Notes and all of the outstanding 2043 Notes on the date (the “special mandatory redemption date”) which is the 30th day (or, if such day is not a business day, the first business day thereafter) following the earliest to occur of (1) the special mandatory redemption triggering date if the PXP Merger has not been consummated on or prior to the special mandatory redemption triggering date, (2) the termination of the PXP Merger Agreement for any reason and (3) the date that the PXP Merger is consummated if FCX fails to satisfy the guarantee requirement on such date, at a redemption price equal to 101% of the aggregate principal amount of the outstanding 2020 Notes, 2023 Notes and 2043 Notes, plus accrued and unpaid interest, if any, to, but excluding, the special mandatory redemption date. The provisions related to FCX’s obligation to redeem the Notes in a special mandatory redemption may not be waived or modified for any series of Notes without the written consent of holders of at least 66 2/3% in principal amount of the series of Notes subject to such waiver or modification.

Optional Redemption.  FCX may, at its option, at any time and from time to time redeem, in whole or in part, prior to the maturity date for the 2018 Notes, prior to the maturity date of the 2020 Notes, prior to the date that is three months prior to the maturity date for the 2023 Notes or prior to the date that is six months prior to the maturity date for the 2043 Notes, the Notes of the applicable series on not less than 30 nor more than 60 days’ prior notice mailed to the holders of such Notes, with a copy provided to the Trustee. The Notes of any or all series will be redeemable at a redemption price, to be calculated by FCX, equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (not including interest accrued to the date of redemption), discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points with respect to the 2018 Notes, 30 basis points with respect to the 2020 Notes, 35 basis points with respect to the 2023 Notes and 40 basis points with respect to the 2043 Notes, plus, in each case, accrued and unpaid interest on the Notes to be redeemed to the date of redemption.

If the 2023 Notes are redeemed on or after the date that is three months prior to their maturity date or the 2043 Notes are redeemed on or after the date that is six months prior to their maturity date, such Notes will be redeemed at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to the date of redemption.

Repurchase upon Change of Control.  Upon the occurrence of a change of control triggering event (as defined in the Indenture), each holder of Notes will have the right to require FCX to purchase all or a portion of such holder’s Notes pursuant to a change of control offer (as defined in the Indenture), at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase, subject to the rights of holders of the Notes on the relevant record date to receive interest due on the relevant interest payment date.

Other Covenants.  The Indenture contains covenants that restrict FCX’s ability, with certain exceptions, to (i) incur debt secured by liens, (ii) engage in sale and leaseback transactions and (iii) merge or consolidate with or into another entity, or sell, transfer or lease all or substantially all of its properties and assets.  These covenants are subject to a number of important exceptions and qualifications, as described in the Indenture.

Events of Default.  The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include non-payment, failure to comply with the special mandatory redemption provisions, breach of other covenants in the Indenture, unenforceability of a guarantee and certain events of bankruptcy, insolvency or reorganization. Generally, if an event of default occurs, the Trustee or holders of at least 25% in aggregate principal amount of the outstanding debt securities of all of the affected series of the Notes may declare the principal of all debt securities of such affected series immediately due and payable.

The foregoing descriptions of the Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the Indenture and the forms of the Notes which are attached as Exhibit 4.1 and Exhibits 4.2, 4.3, 4.4 and 4.5, respectively, to this Current Report on Form 8-K and which are incorporated herein by reference.

Registration Rights Agreements

In connection with the offering of the Notes, FCX entered into the Registration Rights Agreements and, upon consummation of the previously announced PXP Merger, PXP will enter into a counterpart to each Registration Rights Agreement pursuant to which PXP will become a party to each Registration Rights Agreement.

In each Registration Rights Agreement, FCX and, following the consummation of the PXP Merger, PXP will agree for the benefit of the holders of the applicable series of Notes to use their reasonable best efforts to (1) file a registration statement on an appropriate registration form with respect to a registered offer to exchange the Notes for new notes that, following the consummation of the PXP Merger, are guaranteed by PXP, with terms substantially identical in all material respects to the Notes, as applicable (except that the exchange notes will not contain terms with respect to transfer restrictions or any increase in annual interest rate), (2) cause the registration statement to be declared effective under the Securities Act and (3) complete the exchange offer described below with respect to the Notes within 365 days after the issue date of the Notes.

After the SEC declares the exchange offer registration statement related to the Notes effective, FCX will offer the exchange notes and, following the consummation of the PXP Merger, the related guarantee in return for the Notes. The exchange offer will remain open for at least 20 business days (or longer if required by applicable law) after the date FCX mails or makes available notice of the exchange offer to the holders of the Notes. FCX will use its reasonable best efforts to complete the exchange offer for the Notes not later than 60 days after the exchange offer registration statement becomes effective.

If FCX determines that a registered exchange offer is not available or may not be completed as soon as practicable after the last date for acceptance of the Notes for exchange because it would violate any applicable law or applicable interpretations of the staff of the SEC or, if for any reason the exchange offer is not for any other reason completed within 365 days after the issue date of the Notes, or, in certain circumstances, any Initial Purchaser so requests in connection with any offer or sale of Notes, in each case unless FCX and (following the consummation of the PXP Merger and the effectiveness of PXP’s guarantee of the Notes) PXP have previously done so, FCX and (following the consummation of the PXP Merger and the effectiveness of PXP’s guarantee of the Notes) PXP will use their reasonable best efforts to file and to have become effective a shelf registration statement relating to resales of such series of Notes and to keep that shelf registration statement continuously effective for a period of 18 months from its effectiveness or such shorter period that will terminate when all such Notes cease to be “registrable securities” (as defined in the Registration Rights Agreements), including when all Notes covered by the shelf registration statement have been sold pursuant to the shelf registration statement. FCX and (following the consummation of the PXP merger and the effectiveness of PXP’s guarantee of the Notes) PXP will, in the event of such a shelf registration, provide to each participating holder of Notes copies of a prospectus, notify each participating holder of Notes when the shelf registration statement has become effective and take certain other actions to permit resales of the Notes.

If a “registration default” (as defined in each Registration Rights Agreement) occurs with respect to Notes of a particular series that are registrable securities, then additional interest shall accrue on the principal amount of the Notes of such series that are registrable securities at a rate of 0.25% per annum for the first 90-day period beginning on the day immediately following such registration default (which rate will be increased by an additional 0.25% per annum for each subsequent 90-day period that such additional interest continues to accrue, provided that the rate at which such additional interest accrues may in no event exceed 0.50% per annum). The additional interest will cease to accrue when the registration default is cured. A registration default occurs with respect to each series of the Notes if (1) FCX has not exchanged exchange notes for all Notes validly tendered in accordance with the terms of the exchange offer on or prior to the 365th day after the issuance of Notes or, if a shelf registration statement is required and has not become effective, on or prior to the later of (a) the 365th day after the issuance of Notes and (b) the 90th day after delivery of a shelf registration request or (2) if applicable, a shelf registration statement covering resales of the Notes has become effective and such shelf registration statement ceases to be effective or the prospectus contained therein ceases to be usable for resales of registrable securities at any time during the required effectiveness period, and such failure to remain effective or be usable exists for more than 60 days (whether or not consecutive) in any 12-month period. A registration default is cured with respect to a series of Notes, and additional interest ceases to accrue on any registrable securities of such series of Notes, when the exchange offer is completed or the shelf registration statement becomes effective, or when the shelf registration statement again becomes effective or the prospectus again becomes usable, as applicable, or when the Notes of such series cease to be “registrable securities.”

The foregoing description of the Registration Rights Agreements does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreements which are attached as Exhibits 4.6, 4.7, 4.8 and 4.9 to this Current Report on Form 8-K and which are incorporated herein by reference.

Certain of the Initial Purchasers or their affiliates are lenders under FCX’s credit facilities. An affiliate of J.P. Morgan Securities LLC serves as administrative agent and lender for FCX’s existing revolving credit facility, new term loan and new revolving credit facility, and an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated serves as syndication agent and lender for FCX’s existing revolving credit facility, new term loan and new revolving credit facility. In addition, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated serve as joint lead arrangers and joint bookrunners for FCX’s existing revolving credit facility, bridge facilities, new term loan and new revolving credit facility. Affiliates of BNP Paribas Securities Corp., Citigroup Global Markets Inc., HSBC Securities (USA) Inc., Mizuho Securities USA Inc., SMBC Nikko Capital Markets Limited, Scotia Capital (USA) Inc. and Mitsubishi UFJ Securities (USA), Inc. serve as co-documentation agents for the new revolving credit facility. BNP Paribas Securities Corp., Citigroup Global Markets Inc. and HSBC Securities (USA) Inc., and affiliates of Mizuho Securities USA Inc., SMBC Nikko Capital Markets Limited, Scotia Capital (USA) Inc. and Mitsubishi UFJ Securities (USA), Inc., also serve as joint lead arrangers and joint bookrunners for the new revolving credit facility. In addition, affiliates of Mizuho Securities USA Inc., SMBC Nikko Capital Markets Limited, Scotia Capital (USA) Inc. and Mitsubishi UFJ Securities (USA), Inc. serve as co-documentation agents and joint lead arrangers and joint bookrunners for FCX’s new term loan. An affiliate of HSBC Securities (USA) Inc. is also a co-documentation agent for the new term loan. HSBC Securities (USA) Inc. is also a joint lead arranger and joint bookrunner for the new term loan.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

The exhibits included as part of this Current Report on Form 8-K are listed in the attached Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEPORT-McMoRan COPPER & GOLD INC.

By:	/s/ C. Donald Whitmire, Jr.
C. Donald Whitmire, Jr. Vice President and Controller - Financial Reporting (authorized signatory and Principal Accounting Officer)

Date:  March 7, 2013

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture, dated as of March 7, 2013, between Freeport McMoRan Copper & Gold Inc. and U.S. Bank National Association, as trustee.
4.2	Form of 2.375% Senior Notes due 2018 (included in Exhibit 4.1).
4.3	Form of 3.100% Senior Notes due 2020 (included in Exhibit 4.1).
4.4	Form of 3.875% Senior Notes due 2023 (included in Exhibit 4.1).
4.5	Form of 5.450% Senior Notes due 2043 (included in Exhibit 4.1).
4.6
Registration Rights Agreement dated as of March 7, 2013, among Freeport McMoRan Copper & Gold Inc. and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the Initial Purchasers, relating to the 2.375% Senior Notes due 2018.

4.7
Registration Rights Agreement dated as of March 7, 2013, among Freeport McMoRan Copper & Gold Inc. and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the Initial Purchasers, relating to the 3.100% Senior Notes due 2020.

4.8
Registration Rights Agreement dated as of March 7, 2013, among Freeport McMoRan Copper & Gold Inc. and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the Initial Purchasers, relating to the 3.875% Senior Notes due 2023.

4.9
Registration Rights Agreement dated as of March 7, 2013, among Freeport McMoRan Copper & Gold Inc. and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the Initial Purchasers, relating to the 5.450% Senior Notes due 2043.

99.1	Press Release dated March 7, 2013 titled “Freeport-McMoRan Copper & Gold Inc. Completes Sale of $6.5 Billion of Senior Notes in a Private Placement.”